UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2012 Annual Report to Shareholders

DWS New York Tax-Free Income Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Cash Flows
25 Statement of Changes in Net Assets
26 Financial Highlights
30 Notes to Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Information About Your Fund's Expenses
44 Tax Information
45 Summary of Management Fee Evaluation by Independent Fee Consultant
49 Board Members and Officers
54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS New York Tax-Free Income Fund posted a return of 9.58% for the 12 months ended August 31, 2012. This return compares to 8.78% for the fund's benchmark, the Barclays Municipal Bond Index. For the same period, the broad taxable bond market returned 5.78% as measured by the Barclays U.S. Aggregate Bond Index.

Supply and demand dynamics were supportive of municipals for most of the fund's fiscal period. While municipal supply was higher than in the prior 12 months, a significant volume of bonds was called away or reached maturity, keeping the net new supply quite modest. Demand for municipals was strong for much of the period, boosted by attractive valuations relative to U.S. Treasuries. In particular, mutual fund flows were consistently positive as individual investors shunned the stock market and sought higher after-tax yields than those offered by money market mutual funds.

In the second quarter of 2012, the European fiscal crisis came to the fore, with the viability of the euro increasingly called into question. Greece's issues were ongoing, and borrowing costs rose for governments of larger economies such as Spain and Italy. Adding to investor anxiety, a variety of U.S. economic indicators, including employment data, took a step backward. In aggregate, developments at home and abroad combined to heighten investor anxiety, leading to a flight to quality over the period that drove U.S. Treasury yields down. Municipal yields followed Treasury yields down, benefiting prices all along the municipal yield curve.

About Municipal Bonds
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit and taxing power of the issuer. In addition, securities held may include revenue bonds, for which principal and interest are secured by gross or net operating revenues. Operating revenues may include user fees, tolls or other income earned by a facility or enterprise, such as a public power system or a state toll road authority.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements on municipal bonds with differing credit quality profiles, coupons, maturities and call dates. While the managers generally seek to keep the fund's overall duration and corresponding interest rate sensitivity close to that of the market, they often focus investments on (or emphasize) maturities where they believe the municipal yield curve presents the best opportunity for total return given their outlook. In addition, supply and demand factors may favor one segment of the municipal market over another.

Given moderate inflation and concerns over high unemployment, the U.S. Federal Reserve Board (the Fed) kept the target for its benchmark short-term interest rate between 0% and 0.25% for the entire period. Municipal yields opened the period near historical lows and fell over the 12 months with the curve flattening as yields declined the most on longer maturities. To illustrate, yields on two-year issues fell by one basis point from 0.30% to 0.29%, while bonds with 30-year maturities experienced a yield decrease of 100 basis points, moving from 3.89% to 2.89%, resulting in a flattening of 99 basis points between two and 30 years. (100 basis points equal one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed as investors seeking incremental yield were comfortable with the overall municipal credit backdrop.

Municipal Bond Yield Curve (as of 8/31/11 and 8/31/12)

Source: Municipal Market Data as of 8/31/12. For illustrative purposes only; not meant to represent the performance of any DWS product.

Positive and Negative Contributors to Fund Performance

We have been trimming exposure to shorter maturities in the fund while adding to holdings in the 25-to-30-year maturity range. This benefited performance as yields generally declined and prices increased most on longer-term issues over the 12 months ended August 31, 2012. In addition, strong issuer selection among issues rated in the A or BBB range enabled us to gain yield and benefit from spread tightening. In this vein, we were cautious with respect to exposure to the general obligation bonds of local issuers given an uncertain outlook for state support of localities. With respect to other sectors, we were slightly underexposed to health care, which acted as a mild constraint on relative return as those issues performed well along with other higher-yielding, lower-quality areas. Conversely, we benefited from being somewhat overweight the research-intensive industrial development revenue sector.

Outlook and Positioning

Municipal yields on an absolute basis are very low by historical standards. At the end of August 2012, the 10-year municipal yield of 1.74% was 112% of the 1.55% yield on comparable maturity U.S. Treasuries, as compared to a ratio of 101% twelve months earlier. Despite recent flattening, the municipal yield curve remains reasonably steep and we are continuing to look to add exposure to bonds in the 20-to-25-year maturity range, emphasizing higher coupons that should provide favorable risk/reward characteristics in the event that interest rates rise. For new purchases, we are taking a very cautious approach with respect to general obligation bonds issued by localities given uncertain levels of state support going forward. We continue to see attractive valuation opportunities among sectors in the A credit range.

New York State's credit has stabilized well relative to other states despite ongoing national economic uncertainty. In fact, since the beginning of the recovery, the state has added 346,900 private sector jobs and thus has regained all the private sector jobs it lost during the recession. By contrast, the United States overall has regained less than half of private sector jobs lost during the recession. On a total employment basis (public and private), the U.S. economy remains 3.6% below its prerecession peak, while New York is only 0.2% below its employment highs. This is largely because the housing market collapse was much more severe elsewhere and also because New York City's financial engine has continued to drive the state's economy forward. The recovering economy has improved New York's financial condition. The state's fiscal year 2012 closing balance was $619 million higher than the prior year, while tax collections were up $1.6 billion (2.5%) due to sustained corporate profits, positive wage growth and increased consumer spending. Reflecting these trends, New York's political leaders reached legislative consensus regarding difficult budget cuts and for the second year in a row passed an on-time budget for fiscal 2013. Observers applauded the budget as a move toward long-term structural balance.

"New York State's credit has stabilized well relative to other states despite ongoing national economic uncertainty."

New York's general obligation debt, which is backed by the full taxing power of the state, continues to be rated AA with a positive outlook by Standard & Poor's Corporation, Aa2 with a stable outlook by Moody's Investors Service, Inc. and AA with a positive outlook by Fitch, Inc. We believe the outlook for the state's overall fiscal health will remain stable based on its mature and wealthy economy, well-funded pension fund, broad powers to raise revenue and adjust spending in order to maintain fiscal solvency, and long track record of closing annual budget gaps. Nonetheless, given the risks to the budget assumptions and the economy (especially the financial sector upon which New York is highly dependent), it is critical to continue to closely monitor New York's credit through the near-term challenges.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 2000.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• Over 34 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, Managing Director, CFA

Co-Lead Portfolio Manager of the fund. Joined the fund in 1999.

• Joined Deutsche Asset Management in 1986.

• Over 24 years of investment industry experience.

• BA, Duke University.

Matthew J. Caggiano, Managing Director, CFA

Portfolio Manager of the fund. Joined the fund in 2004.

• Joined Deutsche Asset Management in 1989.

• Over 18 years of investment industry experience.

• BS, Pennsylvania State University; MS, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such, as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Performance Summary August 31, 2012 (Unaudited)
Average Annual Total Returns as of 8/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	9.58%	7.00%	5.72%	4.53%
Class B	8.75%	6.23%	4.92%	3.78%
Class C	8.79%	6.25%	4.94%	3.77%
Barclays Municipal Bond Index†	8.78%	7.02%	6.24%	5.20%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	6.57%	6.01%	5.13%	4.24%
Class B (max 4.00% CDSC)	5.75%	5.63%	4.76%	3.78%
Class C (max 1.00% CDSC)	8.79%	6.25%	4.94%	3.77%
Barclays Municipal Bond Index†	8.78%	7.02%	6.24%	5.20%
No Sales Charges
Class S	9.85%	7.30%	5.99%	4.77%
Barclays Municipal Bond Index†	8.78%	7.02%	6.24%	5.20%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2011 are 0.95%, 1.79%, 1.76% and 0.82% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 8/31/12	$11.31	$11.33	$11.31	$11.31
8/31/11	$10.72	$10.74	$10.72	$10.72
Distribution Information: Twelve Months as of 8/31/12: Income Dividends	$.42	$.34	$.34	$.45
August Income Dividend	$.0340	$.0269	$.0269	$.0365
SEC 30-day Yield as of 8/31/12††	1.56%	.86%	.86%	1.85%
Tax Equivalent Yield as of 8/31/12††	2.63%	1.45%	1.45%	3.12%
Current Annualized Distribution Rate (based on Net Asset Value) as of 8/31/12††	3.61%	2.85%	2.85%	3.87%

†† The SEC yield is net investment income per share earned over the month ended August 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.50%, 0.83%, 0.75% and 1.72% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.73% (combined New York state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.55%, 2.82%, 2.74% and 3.74% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — Municipal New York Long Funds Category as of 8/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	67	of	113	59
3-Year	53	of	101	52
5-Year	23	of	92	24
10-Year	47	of	87	53
Class B 1-Year	86	of	113	76
3-Year	83	of	101	82
5-Year	70	of	92	76
10-Year	85	of	87	97
Class C 1-Year	83	of	113	73
3-Year	80	of	101	79
5-Year	69	of	92	74
10-Year	86	of	87	98
Class S 1-Year	59	of	113	52
3-Year	41	of	101	40
5-Year	10	of	92	10
10-Year	28	of	87	32

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of August 31, 2012
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.0%
New York 89.0%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	1,000,000	1,084,850
Series A, 5.75%, 11/15/2022	1,000,000	1,139,800
Haverstraw-Stony Point, NY, Central School District, 5.0%, 10/15/2021, INS: AGMC	4,500,000	5,130,495
Hudson, NY, Yards Infrastructure Corp. Revenue, Series A, 5.75%, 2/15/2047	3,000,000	3,525,090
Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:
5.25%, 10/1/2035	5,000,000	5,832,100
5.5%, 10/1/2037, GTY: Goldman Sachs Group, Inc.	2,500,000	3,029,550
Long Island, NY, Electric System Revenue, Power Authority, Series D, 5.0%, 9/1/2023, INS: NATL	5,000,000	5,622,450
Long Island, NY, Power Authority:
Series A, 5.0%, 9/1/2037	4,000,000	4,493,600
Series A, 5.0%, 5/1/2038	2,000,000	2,220,140
Metropolitan Transportation Authority, NY, Dedicated Tax Fund:
Series B, 5.0%, 11/15/2034	2,000,000	2,262,220
Series A, 5.5%, 11/15/2039	5,000,000	5,677,000
Metropolitan Transportation Authority, NY, Revenue, Series A, 5.0%, 11/15/2022, INS: AGMC	1,575,000	1,819,078
Monroe County, NY, General Obligation, Public Improvement:
6.0%, 3/1/2013, INS: NATL	1,050,000	1,074,444
6.0%, 3/1/2014, INS: NATL	1,040,000	1,107,590
6.0%, 3/1/2017, INS: NATL	1,410,000	1,646,076
6.0%, 3/1/2018, INS: NATL	1,130,000	1,338,372
New York, Build New York City Resource Corp. Revenue, YMCA of Greater New York Project, 5.0%, 8/1/2042	1,000,000	1,112,770
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016, INS: NATL	740,000	823,080
6.0%, 7/1/2021, INS: NATL	850,000	1,057,528
New York, Higher Education Revenue, Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027, INS: NATL	3,000,000	3,974,940
New York, Higher Education Revenue, Urban Development Corp., Syracuse University, Center for Science & Technology:
5.5%, 1/1/2015	2,845,000	3,013,310
5.5%, 1/1/2017	4,890,000	5,858,807
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute, Series C, 5.5%, 7/1/2023, INS: NATL	3,000,000	3,842,820
New York, Liberty Development Corp. Revenue, Second Priority, Bank of America Tower at One Bryant Park LLC, "1", 5.625%, 1/15/2046	2,000,000	2,297,080
New York, Liberty Development Corp. Revenue, World Trade Center Project, 5.0%, 11/15/2031	2,250,000	2,585,138
New York, Metropolitan Transportation Authority Revenue:
Series C, 5.0%, 11/15/2031	3,500,000	4,056,255
Series D, 5.0%, 11/15/2034	1,000,000	1,120,900
New York, Sales & Special Tax Revenue, Local Government Assistance Corp.:
Series E, 5.25%, 4/1/2016, INS: NATL	1,185,000	1,355,296
Series C, 5.5%, 4/1/2017	4,000,000	4,697,720
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.25%, 4/1/2016, INS: AGMC (a)	2,000,000	2,206,780
New York, Sales Tax Asset Receivable Corp.:
Series A, 5.0%, 10/15/2026, INS: NATL	5,000,000	5,420,550
Series A, 5.0%, 10/15/2029, INS: AMBAC	5,000,000	5,436,650
New York, Seneca Nation Indians, Capital Improvements Authority Revenue, Special Obligation, Series A, 144A, 5.25%, 12/1/2016	2,500,000	2,567,725
New York, State Agency General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.625%, 7/1/2016, INS: AMBAC	1,090,000	1,215,721
5.75%, 7/1/2018, INS: AGMC	2,250,000	2,637,743
New York, State Agency Revenue Lease, Urban Development Corp., Correctional Facilities, Series A, 5.5%, 1/1/2014, INS: AGMC	170,000	175,668
New York, State Dormitory Authority Revenue, Mental Health Services Facilities Improvement, Series D, 5.0%, 8/15/2018, INS: FGIC, NATL	3,120,000	3,425,947
New York, State Dormitory Authority Revenue, Montefiore Hospital, 5.0%, 8/1/2023, INS: FGIC, NATL	2,985,000	3,215,143
New York, State Dormitory Authority Revenue, Non-State Supported Debt, Series A, 5.0%, 7/1/2037	1,000,000	1,149,420
New York, State Dormitory Authority Revenue, State University Educational Facilities, 5.875%, 5/15/2017, INS: FGIC, NATL	2,325,000	2,713,484
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Cornell University, Series C, 5.0%, 7/1/2037	2,510,000	2,860,848
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, 5.0%, 7/1/2041	2,000,000	2,292,740
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine of New York University, 5.25%, 7/1/2033	5,000,000	5,600,000
New York, State Dormitory Authority Revenues, Non-State Supported Debt, New York University:
Series A, 5.0%, 7/1/2039	3,000,000	3,380,940
Series A, 5.25%, 7/1/2034	5,000,000	5,986,300
New York, State Dormitory Authority Revenues, Non-State Supported Debt, North Shore Long Island Jewish Health System:
Series A, 5.0%, 5/1/2032	2,000,000	2,243,960
Series A, 5.5%, 5/1/2037	1,500,000	1,707,990
New York, State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center:
Series B, 5.25%, 7/1/2024	815,000	891,333
Series A, 6.0%, 7/1/2040	1,500,000	1,764,450
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 6.125%, 12/1/2029	3,000,000	3,297,030
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rochester Institute of Technology, 5.0%, 7/1/2040	2,500,000	2,786,575
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rockefeller University:
Series A, 5.0%, 7/1/2037	3,000,000	3,481,200
Series C, 5.0%, 7/1/2040	2,750,000	3,121,057
Series A, 5.0%, 7/1/2041	2,000,000	2,306,720
New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program, Series C, 5.0%, 10/1/2031, INS: AGC	2,000,000	2,263,720
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Yeshiva University:
Series A, 5.0%, 11/1/2031	1,000,000	1,152,710
5.0%, 9/1/2038	1,500,000	1,663,665
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series A, 5.0%, 2/15/2034	3,900,000	4,588,701
Series A, 5.0%, 3/15/2038	1,250,000	1,424,725
New York, State Environmental Facilities Corp. Revenue, State Revolving Funds, Series C, 5.0%, 5/15/2041	2,500,000	2,877,375
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2036	3,340,000	3,867,954
New York, State General Obligation Lease, Dormitory Authority, City University System, Series A, 5.75%, 7/1/2018, INS: FGIC, NATL	2,000,000	2,262,500
New York, State General Obligation Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016, INS: NATL	45,000	51,555
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,420,324
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	6,000,000	6,229,080
New York, State Housing Finance Agency, State Personal Income Tax Revenue, Economic Development & Housing:
Series A, 5.0%, 9/15/2030, INS: FGIC, NATL	4,000,000	4,399,560
Series A, 5.0%, 3/15/2039	5,150,000	5,876,459
New York, State Liberty Development Corp. Liberty Revenue, World Trade Center:
"2", 5.0%, 9/15/2043	2,000,000	2,191,340
"3", 5.0%, 3/15/2044	1,190,000	1,282,106
New York, State Liberty Development Corp. Liberty Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	3,000,000	3,442,590
New York, State Power Authority Revenue, Series A, 5.0%, 11/15/2038	1,500,000	1,737,720
New York, State Thruway Authority Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2021, INS: AMBAC	10,000,000	11,340,500
New York, State Thruway Authority, General Revenue, Series I, 5.0%, 1/1/2037	5,000,000	5,649,950
New York, State Urban Development Corp. Revenue, Series D, 5.625%, 1/1/2028	4,000,000	4,637,640
New York, State Urban Development Corp. Revenue, Personal Income Tax, Series B, 5.0%, 3/15/2023	45,000	52,515
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	5,000,000	5,190,900
New York, Transportation/Tolls Revenue, Triborough Bridge & Tunnel Authority, Series Y, ETM, 6.125%, 1/1/2021	7,205,000	9,675,594
New York, Triborough Bridge & Tunnel Authority Revenues, Series A-2, 5.25%, 11/15/2034	4,500,000	5,328,900
New York, United Nations Development Corp. Revenue, Series A, 5.0%, 7/1/2026	1,000,000	1,136,930
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	10,000	10,052
New York & New Jersey, Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2027, INS: FGIC, NATL	10,000,000	10,868,100
New York & New Jersey, Port Authority, One Hundred Forty-Sixth, AMT, 5.0%, 12/1/2021, INS: AGMC	4,000,000	4,489,080
New York & New Jersey, Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	1,025,000	1,191,235
New York City, NY, Health & Hospital Corp. Revenue, Health Systems, Series A, 5.0%, 2/15/2030	4,000,000	4,520,880
New York City, NY, Housing Development Corp. Revenue, NYC Housing Authority Project, Series A, 5.0%, 7/1/2025, INS: FGIC, NATL	2,100,000	2,237,634
New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2028 (b)	2,000,000	2,118,600
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	2,000,000	2,047,580
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second Generation, Series FF, 5.0%, 6/15/2031	1,000,000	1,160,170
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Series CC, 5.0%, 6/15/2045	2,000,000	2,277,740
Series A, 5.75%, 6/15/2040	4,000,000	4,825,920
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series A-1, 0.17%**, 6/15/2044, SPA: Mizuho Corporate Bank	2,200,000	2,200,000
New York City, NY, Transitional Finance Authority Building Aid Revenue, Fiscal 2009, Series S-5, 5.0%, 1/15/2032	1,000,000	1,136,610
New York City, NY, Transitional Finance Authority Revenue, Future Tax, Series F-1, 5.0%, 5/1/2039	4,000,000	4,603,400
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series A, 5.0%, 5/1/2038	4,000,000	4,512,160
New York, NY, General Obligation:
Series B, 5.0%, 8/1/2026	3,085,000	3,628,361
Series H, 5.125%, 8/1/2018, INS: NATL	105,000	105,408
Series I-1, 5.375%, 4/1/2036	3,000,000	3,472,170
Series I-1, 5.625%, 4/1/2029	3,000,000	3,714,600
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	4,802,350
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Revenue, Series D, 5.55%, 11/15/2024, GTY: Covanta ARC LLC	3,760,000	3,798,991
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015, INS: FGIC, NATL	4,185,000	4,348,131
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013, INS: AGMC	500,000	513,915
5.5%, 4/1/2014, INS: AGMC	1,000,000	1,072,810
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	1,330,000	1,235,091
5.7%, 1/1/2028	3,250,000	2,693,437
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	4,000,000	4,428,080
		327,441,991
Puerto Rico 4.8%
Puerto Rico, Electric Power Authority Revenue, Series UU, 0.829%*, 7/1/2029, INS: AGMC	10,000,000	7,065,800
Puerto Rico, Highway & Transportation Authority Revenue:
Series Z, ETM, 6.0%, 7/1/2018, INS: AGMC	1,475,000	1,832,348
Series Z, 6.0%, 7/1/2018, INS: AGMC	1,275,000	1,520,731
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	5,000,000	5,178,000
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	2,295,000	1,972,438
		17,569,317
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	500,000	522,555
Total Municipal Bonds and Notes (Cost $314,669,065)		345,533,863

Municipal Inverse Floating Rate Notes (c) 12.6%
New York
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2019, INS: AMBAC (d)	10,000,000	11,373,500
Trust: New York, State Thruway Authority, Highway & Bridge Trust Fund, Series 1071-1, 144A, 9.26%, 4/1/2013, Leverage Factor at purchase date: 2 to 1
New York, State Urban Development Corp. Revenue, State Personal Income Tax, Series B, 5.0%, 3/15/2023 (d)	9,900,000	11,553,201
Trust: New York, State Urban Development Corp. Revenue, Series 2887, 144A, 17.78%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series FF-2, 5.5%, 6/15/2040 (d)	10,000,000	11,763,100
Trust: New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series 3384, 144A, 19.81%, 12/15/2016, Leverage Factor at purchase date: 4 to 1
New York City, NY, Transitional Finance Authority Revenue, Series B, 5.0%, 11/1/2023 (d)	10,000,000	11,711,000
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 3283, 144A, 17.765%, 11/1/2020, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $40,865,381)		46,400,801

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $355,534,446)†	106.6	391,934,664
Other Assets and Liabilities, Net	(6.6)	(24,185,847)
Net Assets	100.0	367,748,817

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2012.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of August 31, 2012.

† The cost for federal income tax purposes was $327,249,539. At August 31, 2012, net unrealized appreciation for all securities based on tax cost was $37,260,125. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,416,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,156,737.

(a) At August 31, 2012, this security has been pledged, in whole or in part, as collateral for open interest rate swap contracts.

(b) When-issued security.

(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

At August 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
10/26/2012 10/26/2031	5,750,000	1	Fixed — 3.11%	Floating — LIBOR	(729,453)	—	(729,453)
Counterparty: 1 JPMorgan Chase Securities, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (e)	$—	$391,934,664	$—	$391,934,664
Total	$—	$391,934,664	$—	$391,934,664
Liabilities
Derivatives (f)	$—	$(729,453)	$—	$(729,453)
Total	$—	$(729,453)	$—	$(729,453)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2012.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2012
Assets
Investments in securities, at value (cost $355,534,446)	$391,934,664
Cash	62,769
Receivable for investments sold	1,760,000
Receivable for Fund shares sold	306,345
Interest receivable	4,795,684
Due from Advisor	19,269
Other assets	14,472
Total assets	398,893,203
Liabilities
Payable for investments purchased — when-issued security	2,078,400
Payable for Fund shares redeemed	321,368
Payable for floating rate notes issued	27,425,000
Unrealized depreciation on interest rate swap contracts	729,453
Distributions payable	147,333
Accrued management fee	131,221
Accrued Trustees' fees	5,337
Other accrued expenses and payables	306,274
Total liabilities	31,144,386
Net assets, at value	$367,748,817
Net Assets Consist of
Undistributed net investment income	102,402
Net unrealized appreciation (depreciation) on: Investments	36,400,218
Interest rate swap contracts	(729,453)
Accumulated net realized gain (loss)	(1,355,847)
Paid-in capital	333,331,497
Net assets, at value	$367,748,817

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($139,971,048 ÷ 12,375,685) outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.31
Maximum offering price per share (100 ÷ 97.25 of $11.31)	$11.63
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($630,005 ÷ 55,622 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.33
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,240,302 ÷ 1,701,645 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.31
Class S Net Asset Value, offering and redemption price per share ($207,907,462 ÷ 18,388,481 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2012
Investment Income
Income: Interest	$16,874,841
Expenses: Management fee	1,557,753
Administration fee	353,036
Services to shareholders	335,779
Distribution and service fees	441,062
Custodian fee	8,463
Professional fees	99,764
Reports to shareholders	30,937
Registration fees	53,255
Trustees' fees and expenses	15,017
Interest expense and fees on floating rate notes issued	204,142
Other	31,772
Total expenses before expense reductions	3,130,980
Expense reductions	(316,748)
Total expenses after expense reductions	2,814,232
Net investment income	14,060,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	660,020
Interest rate swap contracts	(674,500)
Payment by affiliate (see Note G)	27,522
13,042
Change in net unrealized appreciation (depreciation) on: Investments	18,706,691
Interest rate swap contracts	(153,629)
18,553,062
Net gain (loss)	18,566,104
Net increase (decrease) in net assets resulting from operations	$32,626,713

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended August 31, 2012
Increase (Decrease) in Cash: Cash Flows From Operating Activities
Net increase (decrease) in net assets resulting from operations	$32,626,713
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(144,796,213)
Net amortization of premium/(accretion of discount)	(224,414)
Proceeds from sales and maturities of long-term investments	133,859,739
(Increase) decrease in interest receivable	(218,952)
(Increase) decrease in other assets	5,889
(Increase) decrease in receivable for investments sold	(85,000)
Increase (decrease) in payable for investments purchased — when-issued security	2,078,400
Increase (decrease) in other accrued expenses and payables	23,819
Change in unrealized (appreciation) depreciation on investments	(18,706,691)
Change in unrealized (appreciation) depreciation on swaps	153,629
Net realized (gain) loss from investments	(660,020)
Cash provided (used) by operating activities	4,056,899
Cash Flows From Financing Activities
Proceeds from shares sold	41,369,069
Cost of shares redeemed	(41,702,504)
Distributions paid (net of reinvestment of distributions)	(4,866,297)
Cash provided (used) for financing activities	(5,199,732)
Increase (decrease) in cash	(1,142,833)
Cash at beginning of period	1,205,602
Cash at end of period	$62,769
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$9,031,308
Interest expense and fees on floating rate notes issued	$(204,142)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$14,060,609	$14,417,356
Net realized gain (loss)	13,042	364,211
Change in net unrealized appreciation (depreciation)	18,553,062	(10,473,984)
Net increase (decrease) in net assets resulting from operations	32,626,713	4,307,583
Distributions to shareholders from: Net investment income: Class A	(5,163,703)	(5,110,864)
Class B	(20,736)	(34,554)
Class C	(415,905)	(282,012)
Class S	(8,225,009)	(8,759,598)
Total distributions	(13,825,353)	(14,187,028)
Fund share transactions: Proceeds from shares sold	41,324,824	49,176,040
Reinvestment of distributions	9,031,308	8,504,548
Payments for shares redeemed	(41,683,471)	(72,808,814)
Net increase (decrease) in net assets from Fund share transactions	8,672,661	(15,128,226)
Increase (decrease) in net assets	27,474,021	(25,007,671)
Net assets at beginning of period	340,274,796	365,282,467
Net assets at end of period (including undistributed net investment income of $102,402 and $90,545, respectively)	$367,748,817	$340,274,796

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.72	$11.00	$10.40	$10.52	$10.64
Income (loss) from investment operations: Net investment incomea	.43	.44	.44	.44	.43
Net realized and unrealized gain (loss)	.58	(.29)	.60	.01	(.12)
Total from investment operations	1.01	.15	1.04	.45	.31
Less distributions from: Net investment income	(.42)	(.43)	(.43)	(.43)	(.43)
Net realized gains	—	—	(.01)	(.14)	—
Total distributions	(.42)	(.43)	(.44)	(.57)	(.43)
Net asset value, end of period	$11.31	$10.72	$11.00	$10.40	$10.52
Total Return (%)b,c	9.58	1.49	10.15	4.69	2.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	130	133	116	121
Ratio of expenses before expense reductions (including interest expense) (%)d	.94	.95	.95	1.03	1.34
Ratio of expenses after expense reductions (including interest expense) (%)d	.91	.94	.93	.99	1.31
Ratio of expenses after expense reductions (excluding interest expense) (%)	.85	.88	.86	.86	.86
Ratio of net investment income (%)	3.87	4.13	4.08	4.44	4.07
Portfolio turnover rate (%)	35	28	21	62	39
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.74	$11.02	$10.41	$10.53	$10.66
Income (loss) from investment operations: Net investment incomea	.35	.36	.35	.37	.35
Net realized and unrealized gain (loss)	.58	(.29)	.62	.01	(.13)
Total from investment operations	.93	.07	.97	.38	.22
Less distributions from: Net investment income	(.34)	(.35)	(.35)	(.36)	(.35)
Net realized gains	—	—	(.01)	(.14)	—
Total distributions	(.34)	(.35)	(.36)	(.50)	(.35)
Net asset value, end of period	$11.33	$10.74	$11.02	$10.41	$10.53
Total Return (%)b,c	8.75	.73	9.42	3.91	2.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	2
Ratio of expenses before expense reductions (including interest expenses) (%)d	1.77	1.79	1.78	1.86	2.19
Ratio of expenses after expense reductions (including interest expenses) (%)d	1.66	1.69	1.68	1.74	2.06
Ratio of expenses after expense reductions (excluding interest expenses) (%)	1.60	1.63	1.61	1.61	1.61
Ratio of net investment income (%)	3.13	3.38	3.33	3.69	3.32
Portfolio turnover rate (%)	35	28	21	62	39
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.72	$11.00	$10.39	$10.51	$10.64
Income (loss) from investment operations: Net investment incomea	.34	.36	.36	.37	.35
Net realized and unrealized gain (loss)	.59	(.29)	.61	.01	(.13)
Total from investment operations	.93	.07	.97	.38	.22
Less distributions from: Net investment income	(.34)	(.35)	(.35)	(.36)	(.35)
Net realized gains	—	—	(.01)	(.14)	—
Total distributions	(.34)	(.35)	(.36)	(.50)	(.35)
Net asset value, end of period	$11.31	$10.72	$11.00	$10.39	$10.51
Total Return (%)b,c	8.79	.74	9.44	3.91	2.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	10	9	6	5
Ratio of expenses before expense reductions (including interest expense) (%)d	1.74	1.76	1.76	1.83	2.15
Ratio of expenses after expense reductions (including interest expense) (%)d	1.66	1.69	1.69	1.74	2.06
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.60	1.63	1.62	1.61	1.61
Ratio of net investment income (%)	3.10	3.38	3.32	3.69	3.32
Portfolio turnover rate (%)	35	28	21	62	39
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.72	$11.00	$10.39	$10.51	$10.64
Income (loss) from investment operations: Net investment incomea	.45	.46	.46	.46	.46
Net realized and unrealized gain (loss)	.59	(.28)	.61	.01	(.13)
Total from investment operations	1.04	.18	1.07	.47	.33
Less distributions from: Net investment income	(.45)	(.46)	(.45)	(.45)	(.46)
Net realized gains	—	—	(.01)	(.14)	—
Total distributions	(.45)	(.46)	(.46)	(.59)	(.46)
Net asset value, end of period	$11.31	$10.72	$11.00	$10.39	$10.51
Total Return (%)b	9.85	1.75	10.53	4.96	3.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	200	222	194	194
Ratio of expenses before expense reductions (including interest expense) (%)c	.79	.82	.84	.86	1.26
Ratio of expenses after expense reductions (including interest expense) (%)c	.66	.69	.68	.74	1.06
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60	.63	.61	.61	.61
Ratio of net investment income (%)	4.12	4.38	4.33	4.69	4.32
Portfolio turnover rate (%)	35	28	21	62	39
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS New York Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust, and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2012 was $27,425,000, with a weighted average interest rate of 0.74%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term andlor long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $2,185,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2018 (the expiration date), whichever occurs first.

In addition, from November 1, 2011 through August 31, 2012, the Fund elects to defer qualified late year losses of approximately $30,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2012 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed tax-exempt income	$249,735
Capital loss carryforwards	$(2,185,000)
Net unrealized appreciation on investments	$37,260,125

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2012	2011
Distributions from tax-exempt income	$13,825,353	$14,187,028

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at August 31, 2012.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended August 31, 2012, the Fund invested in interest rate swap contracts to manage the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swaps as of August 31, 2012 is included in the table following the Fund's Investment Portfolio. For the year ended August 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $5,750,000 to $6,700,000.

The following table summarizes the value of the Fund's derivative instruments held as of August 31, 2012 and the related location in the accompanying Statements of Assets and Liabilities presented by the primary underlying risk exposure:
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(729,453)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2012, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(674,500)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$(153,629)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the year ended August 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $144,796,213 and $133,859,739, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

For the period from September 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%

Effective October 1, 2011 through November 30, 2012 (September 30, 2012 for Class S shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.70%

In addition, effective October 1, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.60%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended August 31, 2012, the Advisor waived a portion of its management fee aggregating $42,253, and the amount charged aggregated $1,515,500, which was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2012, the Administration Fee was $353,036, of which $31,212 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$27,355	$27,355
Class B	334	334
Class C	1,464	1,464
Class S	53,477	53,477
	$82,630	$82,630

In addition, for the year ended August 31, 2012, the Advisor agreed to reimburse the Fund $181,349 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2012
Class B	$5,084	$436
Class C	102,780	12,172
	$107,864	$12,608

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2012	Annual Effective Rate
Class A	$297,351	$2,585	$83,243	.22%
Class B	1,657	299	380	.20%
Class C	34,190	7,632	7,407	.19%
	$333,198	$10,516	$91,030

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2012 aggregated $23,277.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2012, the CDSC for Class B and C shares was $155 and $1,246, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2012, DIDI received $375 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,414, of which $6,766 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,423,463	$15,677,095	1,461,690	$15,457,053
Class B	4,898	54,261	315	3,325
Class C	868,986	9,628,411	245,991	2,632,590
Class S	1,446,619	15,965,057	2,978,454	31,083,072
		$41,324,824		$49,176,040
Shares issued to shareholders in reinvestments of distributions
Class A	379,842	$4,195,194	372,269	$3,926,150
Class B	1,389	15,339	2,503	26,417
Class C	27,145	300,407	16,174	170,490
Class S	409,554	4,520,368	415,625	4,381,491
		$9,031,308		$8,504,548
Shares redeemed
Class A	(1,546,858)	$(17,093,598)	(1,808,921)	$(19,005,571)
Class B	(31,855)	(345,051)	(33,981)	(355,733)
Class C	(87,691)	(972,221)	(156,637)	(1,642,102)
Class S	(2,112,836)	(23,272,601)	(4,968,019)	(51,805,408)
		$(41,683,471)		$(72,808,814)
Net increase (decrease)
Class A	256,447	$2,778,691	25,038	$377,632
Class B	(25,568)	(275,451)	(31,163)	(325,991)
Class C	808,440	8,956,597	105,528	1,160,978
Class S	(256,663)	(2,787,176)	(1,573,940)	(16,340,845)
		$8,672,661		$(15,128,226)

G. Payment by Affiliate

During the year ended August 31, 2012, the Advisor fully reimbursed the Fund $27,522 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS New York Tax-Free Income Fund (the "Fund"), a series of DWS State Tax-Free Income Series, as of August 31, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS New York Tax-Free Income Fund at August 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 25, 2012

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2012 to August 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,033.10	$1,029.20	$1,029.40	$1,034.40
Expenses Paid per $1,000*	$4.65	$8.47	$8.47	$3.38
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,020.56	$1,016.79	$1,016.79	$1,021.82
Expenses Paid per $1,000*	$4.62	$8.42	$8.42	$3.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS New York Tax-Free Income Fund†	.91%	1.66%	1.66%	.66%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Of the dividends paid from net investment income for taxable year ended August 31, 2012, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KNTAX	KNTBX	KNTCX	SNWYX
CUSIP Number	23337H 504	23337H 603	23337H 702	23337H 801
Fund Number	26	226	326	2326

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DNYTF-2
(R-023992-2 10/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS NEW YORK TAX FREE INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$63,479	$0	$8,828	$0
2011	$61,680	$0	$8,571	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$8,828	$359,967	$598,855	$967,650
2011	$8,571	$285,550	$586,510	$880,631

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2012